Exhibit 10.9

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

FOURTH AMENDMENT

to the

LICENSE AND COMMERCIALISATION AGREEMENT

by and between

BIOTIE THERAPIES CORP.

Tykistökatu 6

20520 Turku

Finland

(Hereinafter referred to as “BioTie”)

and

H. LUNDBECK A/S

Ottiliavej 9

DK 2500 Valby

Denmark

(Hereinafter referred to as “Lundbeck”)

(Hereinafter each also referred to as “Party” or together as “Parties”)

Whereas:	On 23 May 2007 BioTie and Lundbeck entered into a License and Commercialisation Agreement (hereinafter the “Agreement”) regarding the commercialisation of Nalmefene, a specific opioid receptor antagonist developed by BioTie and its collaborators for the treatment of substance abuse disorders such as alcoholism and obsessive compulsive disorders, including but not limited to pathological gambling.

Whereas:	With this fourth amendment to the Agreement (hereinafter the “Amendment”) the Parties desire to remove all territorial restrictions for Lundbeck’s rights under the Agreement.

NOW THEREFORE, the Parties hereby agree as follows:

1 (3)

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.	GENERAL

The Parties hereby acknowledge and agree to include this Amendment to be an integral part of the Agreement and extend, supplement, vary, change, modify and amend the Agreement as set forth herein. The change shall become effective only upon notification by Lundbeck in writing of its entering into a Co-Promotion and Distribution Agreement with Whanin Pharmaceutical Co. Ltd. regarding the distribution and sale of the Product in the Republic of Korea, referred to in Section 3 below.

2.	AMENDMENTS TO THE AGREEMENT

The following two (2) Sections of the Agreement shall be amended as set forth herein. The amendments below include the complete text of the Sections and replace the previous text of the Sections in their entirety.

2.1	Section 1.1.63

•	““Territory” – the world”

2.2	Section 4.6 Royalties

“Subject to Section 4.7, Lundbeck will pay to BioTie, royalties on a Product by Product basis for all Products sold as set forth below:

4.6.1 [*****] of that portion of Lundbeck’s or its Affiliates’ or Sub-licensees’ total Net Sales of Product, which, during the Year in question, is less than [*****] in the Territory excluding the geographical territories of North and South Korea; and

4.6.2 [*****] of that portion of Lundbeck’s or its Affiliates’ or Sub-licensees’ total Net Sales of Product, which, during the Year in question, is greater than or equal to [*****] in the Territory excluding the geographical territories of North and South Korea;

4.6.3 [*****] of Lundbeck’s or its Affiliates’ or Sub- licensees’ total Net Sales of Product in the geographical territories of North and South Korea.

3.	MISCELLANEOUS

All other terms of the Agreement (including previous amendments, if still applicable) shall remain unchanged and in full force and effect. This Amendment is subject to Lundbeck entering into a Co-Promotion and Distribution Agreement with Whanin Pharmaceutical Co. Ltd. regarding the distribution and sale of the Product in the Republic of Korea and shall enter into force upon Lundbeck notifying BioTie in writing of such agreement.

2 (3)

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

In Copenhagen, Denmark and Turku, Finland on this 14th day of July 2010.

BIOTIE THERAPIES CORP.	H. LUNDBECK A/S

/s/ Timo Veromaa	/s/ Ulf Wiinberg
Timo Veromaa	Ulf Wiinberg
President & CEO	CEO

3 (3)